Exhibit 10.1

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Second Amendment, dated as of March 26, 2010, amends the Agreement and Plan of Merger, dated as of February 9, 2010, as amended by the Amendment to the Agreement and Plan of Merger, dated as of March 1, 2010 (the “Merger Agreement”), by and among Spectrum Brands Holdings, Inc., formerly known as SB/RH Holdings, Inc., a Delaware corporation (“Parent”), Battery Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Battery Merger Sub”), Grill Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“RH Merger Sub”, and together with Battery Merger Sub, the “Merger Subsidiaries”), Spectrum Brands, Inc., a Delaware corporation (“Battery”), and Russell Hobbs, Inc., a Delaware corporation (“RH”). Parent, the Merger Subsidiaries, Battery and RH are collectively referred to herein as the “Parties.”

In consideration of the mutual agreements set forth in the Merger Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, do hereby agree as follows:

1. Exhibit A to the Merger Agreement shall be deleted in its entirety and replaced with a new Exhibit A to the Merger Agreement in the form attached hereto on Annex A.

2. Exhibit B to the Merger Agreement shall be deleted in its entirety and replaced with a new Exhibit B to the Merger Agreement in the form attached hereto on Annex B.

3. All references within the Merger Agreement to the “Amended Parent Charter” shall be modified such that each such reference shall be deleted in its entirety and replaced with “Restated Parent Charter”.

4. All references within the Merger Agreement to the “Amended Parent By-laws” shall be modified such that each such reference shall be deleted in its entirety and replaced with “Amended and Restated Parent By-laws”.

5. Section 3.3(c) of the Merger Agreement is amended by deleting it in its entirety and substituting in lieu thereof the following:

(c) Voting Requirements. Battery represents and warrants that the affirmative vote of a majority of the outstanding shares of Battery Common Stock entitled to vote thereon at a duly convened and held stockholders’ meeting in favor of the adoption of this Agreement (the “Battery Statutory Stockholder Approval”) is the only vote of the holders of any class or series of capital stock of Battery that is required by Law and the Battery Organizational Documents to adopt this Agreement and authorize the consummation of the transactions contemplated by this Agreement.

6. Section 6.5(a) of the Merger Agreement, as previously amended, is hereby further amended by deleting the words “approval of the Transaction,” and substituting in lieu thereof the words “adoption of this Agreement,”.

7. Except as expressly set forth herein, the Merger Agreement will be and is unchanged and will remain in full force and effect. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Merger Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

8. This Second Amendment shall be governed by and construed in accordance with the Merger Agreement.

9. This Second Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original, and all of which together will be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. For purposes of this Amendment, facsimile signatures or signatures by other electronic form of transfer shall be deemed originals, and the Parties agree to exchange original signatures as promptly as possible.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

SPECTRUM BRANDS HOLDINGS, INC.

By:		/s/ Lisa R. Carstarphen

	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

SPECTRUM BRANDS, INC.

By:		/s/ Kent J. Hussey

	Name:	Kent J. Hussey
	Title:	Chief Executive Officer

RUSSELL HOBBS, INC.

By:		/s/ Terry L. Polistina

	Name:	Terry L. Polistina
	Title:	President and CEO

GRILL MERGER CORP.

By:		/s/ Lisa R. Carstarphen

	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

BATTERY MERGER CORP.

By:		/s/ Lisa R. Carstarphen

	Name:	Lisa R. Carstarphen
	Title:	VP and Secretary

Annex A

RESTATED

CERTIFICATE OF INCORPORATION

of

SPECTRUM BRANDS HOLDINGS, INC.

SPECTRUM BRANDS HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the Laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

ONE: The name of the Corporation is SPECTRUM BRANDS HOLDINGS, INC. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 5, 2010 under the name “SB/RH Holdings, Inc.” A Certificate of Amendment to the Certificate of Incorporation of the Corporation changing the name of the Corporation from SB/RH Holdings, Inc. to Spectrum Brands Holdings, Inc. was filed with the Secretary of State of the State of Delaware on March 19, 2010.

TWO: This Restated Certificate of Incorporation (this “Certificate”), having been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), and by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL amends and restates the Certificate of Incorporation of the Corporation (as amended) in its entirety.

THREE: The Certificate of Incorporation of the Corporation (as amended) is hereby amended and restated to read as follows:

1. Name. The name of the Corporation is Spectrum Brands Holdings, Inc. (the “Corporation”).

2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808; and the name of its registered agent at such address is Corporation Service Company.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. Capital Stock.

4.1 The Corporation is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 300,000,000, consisting of 200,000,000 shares of Common Stock, with a par value of $0.01 per share (the “Common Stock”), and 100,000,000 shares of Preferred Stock, with a par value of $0.01 per share (the “Preferred

Stock”). Subject to the rights of any holders of any series of Preferred Stock, the number of authorized shares of either of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

4.2 The Preferred Stock may be issued in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby authorized to issue the shares of Preferred Stock in such series, and to fix from time to time before issuance, the number of shares to be included in any such series and the designation, relative powers, preferences, rights and qualifications, limitations or restrictions of such series. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(b) the voting powers, if any, and whether such voting powers are full or limited in such series;

(c) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

(e) the rights of such series upon the voluntary or involuntary liquidation of, or upon any distribution of the assets of, the Corporation;

(f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(g) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;

(h) the provisions, if any, of a sinking fund applicable to such series; and

(i) any other relative, participating, optional or other special powers, preferences or rights and qualifications, limitations or restrictions thereof;

all as may be determined from time to time by the Board and stated or expressed in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a “Preferred Stock Designation”), and as may be permitted by the DGCL.

4.3 Except as may otherwise be provided in this Certificate, by applicable Law, or by a Preferred Stock Designation, each holder of Common Stock, as such, shall have the exclusive right to vote, and shall be entitled to one vote for each share of Common Stock held of record by such holder, on all matters on which stockholders generally are entitled to vote, including the election of Directors to the Board. To the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.

4.4 Subject to applicable Law and the rights, if any, of the holders of outstanding Preferred Stock set forth in a Preferred Stock Designation, if any, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board in its discretion shall determine.

4.5 Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock set forth in a Preferred Stock Designation, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to the stockholders ratably in proportion to the number of shares held by them.

5. Election of Directors; Vacancies.

5.1 Subject to any rights of holders of any series of Preferred Stock, the initial number of Directors shall be ten (10). Thereafter, the number of Directors shall be determined in accordance with the Corporation’s by-laws (the “By-laws”). Unless and except to the extent that the By-laws shall so require, the election of Directors need not be by written ballot.

5.2 The Board (other than those Directors elected by the holders of any series of Preferred Stock) shall be divided into three classes, designated as Class I, Class II and Class III, with the first class initially consisting of four Directors (one of whom will be the Chief Executive Officer of the Corporation), and each other class initially consisting of three Directors. The term of office of each class shall be three years and shall expire in successive years at the time of the annual meeting of stockholders. The Directors first appointed to Class I shall initially hold office for a term expiring at the first annual meeting of stockholders following the effectiveness of this Section 5.2; the Directors first appointed to Class II shall initially hold office for a term expiring at the second annual meeting of stockholders following the effectiveness of this Section 5.2; and the Directors first appointed to Class III shall initially hold office for a term expiring at the third annual meeting of stockholders following the effectiveness of this Section 5.2. At each annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors are elected and qualified or until their earlier resignation, retirement, removal or death. Any Director elected to fill a vacancy shall have the same remaining term as that of his predecessor. In case of any increase or decrease, from time to time, in the number of Directors (other than Directors elected by holders of any series of Preferred Stock), the number of Directors in each class shall be apportioned as nearly equal as possible. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III.

5.3 Notwithstanding Section 5.2, at any time the Board can be declassified upon (a) majority approval of the Board, including approval of a majority of the members of the Special Nominating Committee or (b) if the Special Nominating Committee has been dissolved pursuant to Section 6.2(c), upon majority approval of the Board (either (a) or (b) being a “Declassification Vote”). Any Declassification Vote shall be publicly announced and a record thereof shall be maintained on file at the principal office of the Corporation and, upon request, will be made available to any stockholder of the Corporation. In the event of a Declassification Vote, effective as of the date of the next annual meeting of stockholders (the “Declassification Date”), Section 5.2 of this Certificate shall automatically terminate and be of no further effect, and, subject to any rights of holders of any series of Preferred Stock, stockholders will elect all Directors on an annual basis; provided, however, that nothing in this Section 5.3 shall shorten the term of any incumbent Director on the Declassification Date. No such incumbent Director may be removed without cause except by a vote of stockholders holding (i) a majority of the Outstanding Voting Securities and (ii) a majority of the Outstanding Voting Securities not held by a Significant Stockholder or any member of a Restricted Group. After the Declassification Date, Directors shall be elected, and vacancies and newly created directorships shall be filled, as set forth in the By-laws.

5.4 Directors, unless employed by and receiving a salary from the Corporation, shall receive such compensation for serving on the Board and for attending meetings of the Board and any committee thereof as may be fixed by the Board. Directors shall be reimbursed their reasonable expenses incurred while engaged in the business of the Corporation.

6. Committees of the Board.

6.1 General. The Board may designate one or more committees, each committee to consist of one or more of the Directors with such power and authority as the Board determines; provided, however, that the designation of any such committee and the power and authority granted thereto (other than an audit committee or compensation committee having customary powers and authorities for such respective committees) shall require the Special Approval.

6.2 Special Nominating Committee. A committee (the “Special Nominating Committee”) shall be established as follows:

(a) Designation and Qualifications. The Special Nominating Committee shall consist of three Directors, each of whom shall be an Independent Director. The Special Nominating Committee shall initially consist of Marc S. Kirschner, Norman S. Matthews and

Hugh R. Rovit. Any vacancy on the Special Nominating Committee that results from one of such individuals’ (or his or her successor’s) resignation or removal from the Board or death shall be filled exclusively by a majority of the Special Nominating Committee then in office or by the sole remaining member of the Special Nominating Committee.

(b) Powers and Actions. The Special Nominating Committee shall have the exclusive power and authority (i) to nominate persons for election to the Board as described in Section 3.4(B)(i) of the By-laws, (ii) to take all actions and make all determinations which (x) this Certificate, (y) the By-Laws, or (z) the Stockholder Agreement, dated as of February 9, 2010, by and among the Harbinger Parties and the Corporation, as it may be amended from time to time (the “Stockholder Agreement”), provides shall be taken or made by the Special Nominating Committee or with Special Approval, as the case may be, and (iii) to enforce on behalf of the Corporation such Stockholder Agreement including, if necessary, bringing claims and litigation for breach of such Stockholder Agreement, and to take all actions deemed by the Special Nominating Committee to be necessary or appropriate in connection therewith. All out of pocket costs and expenses (including attorneys’ fees) incurred by the Special Nominating Committee shall be paid or reimbursed by the Corporation. Without limiting the foregoing, the Special Nominating Committee is expressly authorized to retain attorneys and other advisors at the expense of the Corporation.

(c) Dissolution. Notwithstanding anything to the contrary contained in this Section 6.2, the Special Nominating Committee shall immediately cease to exist if at any time there is no Person who, together with such Person’s Affiliates or members of a group to which such Person belongs, Beneficially Owns 40% of the Outstanding Voting Securities; provided, however, that the Special Nominating Committee shall be re-constituted and established if at any time prior to three years following the date on which the Special Committee ceases to exist, the Prior Significant Stockholder reacquires Beneficial Ownership of 40% or more of the Outstanding Voting Securities, and upon so being re-constituted and established the Special Nominating Committee shall initially consist of (i) the persons who were members of the Special Nominating Committee on the date it ceased to exist (the “Legacy Committee Members”); or (ii) if one or more of the Legacy Committee members is no longer a member of the Board, the remaining Legacy Committee Member or Members and such additional person or persons as may be designated by the remaining Legacy Committee Member(s) and who qualify as Independent Directors, who shall be appointed to the Board (subject to applicable fiduciary duties as to the qualifications of such persons) to fill any existing vacancies or to newly-created Board seats to the extent no vacancies then exist on the Board (and the number of Directors shall automatically be increased to the extent so required); or (iii) if no Legacy Committee Members remain as Directors at the time the Special Nominating Committee is re-constituted, the initial members of the re-constituted Special Nominating Committee shall be three Independent Directors designated by a majority of the Independent Directors then serving. The “Prior Significant Stockholder” means the Person that, together with its Affiliates or members of a group to which such Person belongs, Beneficially Owned 40% or more of the Outstanding Voting Securities immediately prior to the Special Nominating Committee ceasing to exist pursuant to this Section 6.2(c).

6.3 Nominating and Corporate Governance Committee. A committee (the “Nominating and Corporate Governance Committee”) shall be established as follows:

(a) Designation and Qualifications. The Nominating and Corporate Governance Committee shall consist of a majority of Directors designated for nomination by the Significant Stockholder and at least one Independent Director. Any vacancy on the Nominating and Corporate Governance Committee that results from one of such individuals’ (or his or her successor’s) resignation or removal from the Board or death shall be filled by the successor on the Board to such individual, or, if there is no successor or the vacancy results from another reason, by a majority of the Nominating and Corporate Governance Committee then in office or by the sole remaining member of the Nominating and Corporate Governance Committee.

(b) Powers and Actions. The Nominating and Corporate Governance Committee shall have the power and authority to nominate persons for election to the Board as described in Section 3.4(B) of the By-laws. All out of pocket costs and expenses (including attorneys’ fees) incurred by the Nominating and Corporate Governance Committee pursuant to this Section 6.3(b) shall be paid or reimbursed by the Corporation.

7. Limitation of Liability. To the fullest extent permitted under the DGCL, no Director shall be personally liable to the Corporation or the stockholders for monetary damages for breach of fiduciary duty as a Director. Notwithstanding anything to the contrary contained herein, any repeal or amendment of this Article 7 or by changes in Law, or the adoption of any other provision of this Certificate inconsistent with this Article 7, will, unless otherwise required by Law, be prospective only, and will not in any way diminish or adversely affect any right or protection of a Director existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8. Indemnification and Advancement of Expenses.

8.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in advance by the Board.

8.2 Advancement of Expenses. To the extent not prohibited by applicable Law, the Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable Law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

8.3 Claims.

(a) To the extent not prohibited by applicable Law, if a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. To the extent not prohibited by applicable Law, in any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable Law.

(b) In any suit brought by a Covered Person seeking to enforce a right to indemnification hereunder (but not a suit brought by a Covered Person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the Covered Person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable Law. With respect to any suit brought by a Covered Person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such Covered Person is proper in the circumstances because such Covered Person has met the applicable standards of conduct under applicable Law, nor (ii) an actual determination by the Corporation that such Covered Person has not met such applicable standards of conduct, shall create a presumption that such Covered Person has not met the applicable standards of conduct or, in a case brought by such Covered Person seeking to enforce a right to indemnification, be a defense to such suit.

(c) In any suit brought by a Covered Person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses or the Covered Person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article 8 or otherwise.

8.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate or the By-laws, agreement, vote of stockholders or disinterested Directors or otherwise.

8.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person actually collects as indemnification or advancement of expenses from such other entity or enterprise; provided, however, that no Covered Person shall be required to seek recovery from any other entity or enterprise.

8.6 Amendment or Repeal. Notwithstanding anything to the contrary contained herein, any repeal or amendment of this Article 8 by changes in Law (or otherwise), or the adoption of any other provision of this Certificate inconsistent with this Article 8, will, unless otherwise required by Law, be prospective only (except to the extent such amendment or change in Law permits the Corporation to provide broader rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection of a Covered Person existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision, regardless of when the applicable action, suit or proceeding in respect of which such right or protection is sought is commenced and regardless of when such right or protection is sought.

8.7 Other Indemnification and Prepayment of Expenses. This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

9. Section 203. The Corporation shall not be governed by Section 203 of the DGCL.

10. Adoption, Amendment or Repeal of By-Laws. Subject to the limitations set forth in the By-laws, the Board is authorized to adopt, amend or repeal the By-laws; provided, that no action by the Board to repeal or amend Section 2.3(B), Section 3.2, Section 3.4(B), Section 8.7, Article IV or Article VII of the By-laws (or any definition contained in Article I of the By-laws that is used in any such Section or Article of the By-laws), or the adoption of any other provision of the By-laws inconsistent with such Sections and Articles, shall be effective (a) without the approval of a majority of the Board and a majority of the Special Nominating Committee, if the Special Nominating Committee exists, and (b) at any time when the Special Nominating Committee does not exist, without the approval of a majority of the Board and a majority of the Independent Directors then serving. In addition, and without limiting the authority of the Board to amend the By-laws, any amendment to Section 3.2, Section 3.3, Section 3.4(B) or Article VII of the By-laws by stockholders must receive the vote of stockholders holding (i) a majority of the Outstanding Voting Securities and (ii) a majority of the Outstanding Voting Securities not held by a Significant Stockholder or any member of a Restricted Group.

11. Purchase Rights.

11.1 General. Each Eligible Stockholder and each Affiliate of an Eligible Stockholder to which an Eligible Stockholder assigns its rights under this Article 11 (each Eligible Stockholder and any such Affiliate being a “Rights Holder”), has the right to purchase such Rights Holder’s Pro Rata Share (as defined in this Section 11.1), of all or any part of any New Securities (as defined in Section 11.2), that the Corporation may from time to time issue after the date of this Certificate. A Rights Holder’s “Pro Rata Share” for purposes of this right is the ratio of (a) the number of shares of the Common Stock owned by such Rights Holder on the date of the New Securities Notice (as defined in Section 11.3(a)) to (b) the sum of the total number of shares of the Common Stock then outstanding.

11.2 New Securities. For purposes of this Article 11, “New Securities” means (a) any debt instruments of the Corporation or its subsidiaries issued to any Eligible Stockholder or other Affiliate of the Corporation, (b) Capital Stock, whether now authorized or not, (c) equity securities of the Corporation’s subsidiaries, (d) rights, options or warrants to purchase such Capital Stock, equity securities or debt instruments and (e) securities of any type whatsoever that are, or may become, convertible into, exercisable for or exchangeable into such Capital Stock, equity securities or debt instruments; provided, however, that the term “New Securities” does not include securities issued or issuable:

(a) to officers, directors or employees of the Corporation or any of its subsidiaries pursuant to an equity incentive plan or stock purchase plan or agreement on terms approved by affirmative vote of a majority of the Board (including securities issued or issuable upon the conversion or exchange of such securities in accordance with the provisions of such plan or agreement);

(b) in connection with a stock split (or reverse stock split), subdivision, dividend or distribution in respect of Capital Stock;

(c) any securities issued or issuable pursuant to a registration statement required to be filed under the Securities Act of 1933, as amended or, if applicable, any debt securities issued or issuable pursuant to an offering made in reliance on Rule 144A under the Securities Act;

(d) as consideration for the acquisition of another Person by the Corporation by consolidation, merger, purchase of all or substantially all of the assets or other reorganization in which the Corporation acquires, in a single transaction or series of related transactions, one or more divisions or lines of business or all or substantially all of the assets of such other Person or 50% or more of the voting power of such other Person or 50% or more of the equity ownership of such other Person;

(e) as any right, option or warrant to acquire any securities specifically excluded from the definition of New Securities, pursuant to subsections (a) through (d); and

(f) securities issued or issuable pursuant to (i) the Agreement and Plan of Merger, dated as of February 9, 2010, by and among the Corporation, Battery Merger Corp., a Delaware corporation, Grill Merger Corp., a Delaware corporation, Spectrum Brands, Inc., a Delaware corporation, and Russell Hobbs, Inc., a Delaware corporation, as the same may be amended or modified (the “Merger Agreement”), (ii) the Harbinger Support Agreement (as defined in the Merger Agreement), as the same may be amended or modified, or (iii) the Stockholder Agreement, as the same may be amended or modified.

11.3 Procedure.

(a) The Corporation will give each Rights Holder at least ten (10) days prior written notice of the Corporation’s intention to issue New Securities (the “New Securities Notice”), describing the type and amount of New Securities to be issued and the price and the general terms and conditions upon which the Corporation proposes to issue such New Securities. Each Rights Holder may purchase any or all of such Rights Holder’s Pro Rata Share of such New Securities, by delivering to the Corporation, within ten (10) days after the date of receipt by the Rights Holder of any such New Securities Notice, a written notice specifying such number of New Securities which such Rights Holder desires to purchase, for the price and upon the general terms and conditions specified in the New Securities Notice. If any Rights Holder fails to notify the Corporation in writing within such ten (10) day period of its election to purchase any or all of such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder will forfeit the right hereunder to purchase that part of such Rights Holder’s Pro Rata Share of such New Securities that such Rights Holder did not agree to purchase.

(b) If any Rights Holder fails to elect to purchase the full amount of such Rights Holder’s Pro Rata Share of the New Securities, the Corporation shall give notice (“Purchasing Holders Notice”) of such failure to the Rights Holders who did so elect (the “Purchasing Holders”). Such Purchasing Holders Notice may be made by telephone if confirmed in writing within two (2) days. A Purchasing Holder shall have five (5) days from the date such Purchasing Holders Notice was received by such Purchasing Holder to notify the Corporation in writing of its election (“Purchasing Holders Election”) to purchase its pro rata portion of the total number of New Securities available for purchase by Rights Holders pursuant to Section 11.1 not subscribed for by the Nonpurchasing Holders. Each Purchasing Holder’s pro rata portion thereof shall be equal to the number of shares of Common Stock held by such Purchasing Holder on the date of the New Securities Notice, as a percentage of the total number of shares of Common Stock held by all Purchasing Holders on the date of the New Securities Notice.

(c) If, subsequent to the procedure set forth in this Section 11.3, there shall be New Securities available for purchase by Rights Holders pursuant to Section 11.1 hereof that have not been purchased by the Purchasing Holders, the Corporation shall repeat the procedure set forth in Section 11.3(b), as many times as necessary, until it has been determined that none of the Purchasing Holders has made a Purchasing Holders Election pursuant to the procedure set forth in this Section 11.3.

11.4 Failure to Exercise. In the event that the Rights Holders fail to exercise in full the purchase right with respect to all of the offered New Securities described in the New Securities Notice, then the Corporation will have sixty (60) days after a determination has been made pursuant to the last clause of Section 11.3(c) to issue the New Securities with respect to which the Rights Holders’ rights hereunder were not exercised, at a price and upon terms and conditions not more favorable to the purchasers thereof than specified in the New Securities Notice to the Rights Holders. In the event that the Corporation has not issued such New Securities within such sixty (60) day period, then the Corporation shall not thereafter issue such New Securities without again first offering such New Securities to the Rights Holders pursuant to this Article 11.

11.5 Exceptions. Notwithstanding anything to the contrary contained herein, the Corporation may sell and any Rights Holder may purchase New Securities of the Corporation without complying with Section 11.3, provided that promptly after such purchase, each Rights Holder purchasing New Securities offers in writing to the non-purchasing Rights Holders the right to purchase from such purchasing Rights Holder(s) their Pro Rata Share (after giving effect to the issuance of New Securities) of such New Securities purchased on the same terms as the purchasing Rights Holder purchased such New Securities. Any such right to purchase shall be exercisable for a period of ten (10) business days after the delivery of such written notice by purchasing Rights Holder.

12. Going-Private Transactions. No Significant Stockholder will, or will permit any member of its Restricted Group to, engage in any transaction or series of transactions that would constitute a Going-Private Transaction, unless such Going-Private Transaction (a) which is not a tender or exchange offer made by a member of the Restricted Group, is (i) approved by the Board and determined by the Board to be fair to the stockholders who are not members of the Restricted Group, in each case with the approval of a majority of the disinterested members of the Board, and (ii) approved by a majority of the Outstanding Voting Securities not Beneficially Owned by members of the Restricted Group or (b) which is a tender or exchange offer made by a member of the Restricted Group, is contingent upon (x) the acquisition of a majority of the Outstanding Voting Securities not Beneficially Owned by members of the Restricted Group, and accompanied by an undertaking that such member of the Restricted Group shall acquire all of the Outstanding Voting Securities still outstanding after the completion of such tender or exchange offer in a merger, if any, at the same price per share paid in such tender or exchange offer and (y) the disinterested members of the Board, being authorized on behalf of the full Board to take and disclose a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act with respect to such tender of exchange offer, and the disinterested members the Board not recommending that holders of the Outstanding Voting Securities refrain from tendering their Outstanding Voting Securities in the tender or exchange offer. In the event that a decision is required to be made by the disinterested members of the Board under this Article 12 at a time prior to the dissolution of the Special Nominating Committee, all references in this Article 12 to the disinterested members of the Board shall be deemed to be referring to the Special Nominating Committee. Notwithstanding the foregoing, nothing in this Article 12 shall be construed to apply to a transfer of Capital Stock to Harbinger Group Inc. or its subsidiaries by a Significant Stockholder or any other members of its Restricted Group, and no such transfer shall be deemed to constitute a Going-Private Transaction. Any transaction consummated in violation of the restriction on transfer set forth in this Article 12 shall be void ab initio. All certificates representing shares of capital stock of the Corporation shall include a legend reflecting the restriction on transfer set forth in this Article 12.

13. Conflicts of Interest. The stockholders, their Affiliates and the Directors elected or appointed to the Board by the stockholders: (a) may have participated, directly or indirectly, and may continue to participate (including, without limitation, in the capacity of investor, manager, officer and employee) in businesses that are similar to or compete with the business (or proposed business) of the Corporation; (b) may have interests in, participate with, aid and maintain seats on the board of directors of other such entities; and (c) may develop opportunities for such entities (collectively, the “Position”). In such Position, the stockholders, their Affiliates and the Directors elected or appointed to the Board by the stockholders may encounter business opportunities that the Corporation or the stockholders may desire to pursue. The stockholders, their Affiliates and the Directors elected or appointed by the stockholders to the Board shall have no obligation to the Corporation, the stockholders or to any other Person to present any such business opportunity to the Corporation before presenting and/or developing such opportunity with any other Persons, other than such opportunities specifically presented to any such stockholder or Director for the Corporation’s benefit in his or her capacity as a stockholder or Director. In any such case, to the extent a court might hold that the conduct of such activity is a breach of a duty to the Corporation, the Corporation hereby waives any and all claims and causes of action that the Corporation believes that it may have for such activities.

14. SEC Reports. The Corporation shall take all actions as may be necessary such that it will not cease to be a reporting company under the Exchange Act unless 85% or more of the Outstanding Voting Securities become Beneficially Owned by a Person and its Affiliates, if any.

15. Affiliate Transactions. Neither the Corporation nor any of its subsidiaries will, and the Corporation will cause its subsidiaries not to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into, amend, revise or extend any contract, agreement, loan, advance or guarantee with, or for the benefit of, a Significant Stockholder or any Affiliate thereof involving aggregate consideration in excess of $1,000,000, or issue any securities to, or repurchase any securities from, such Significant Stockholder or any Affiliate thereof, unless in each case such transaction is approved in advance by the Board with Special Approval; provided, however, that this Article 15 will not limit or prohibit:

15.1 any acquisitions of securities, or payments, transactions or other rights granted pursuant to (i) the Merger Agreement, (ii) the Limited Guarantee, dated February 9, 2010, by Harbinger Capital Master Fund I, Ltd. in favor of Spectrum Brands, Inc., (iii) the Support Agreement, dated February 9, 2010, by and among Avenue International Master, L.P., Avenue Investments, L.P., Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P. and Avenue-CDP Global Opportunities Fund, L.P., (iv) the Support Agreement, dated February 9, 2010, by and among the Harbinger Parties and Spectrum Brands, Inc., (v) the Debt Commitment Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Banc of America Securities LLC, Bank of America, N.A., Bank of America Bridge LLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Companies Americas, Deutsche Bank AG and Russell Hobbs, Inc., (vi) the Debt Fee Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Banc of America Securities LLC, Bank of America, N.A., Bank of America Bridge LLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Companies Americas, Deutsche Bank AG and Russell Hobbs, Inc., (vii) the Fee Credit Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Russell Hobbs, Inc. or (viii) the Engagement Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Russell Hobbs, Inc.;

15.2 the performance of the obligations of the Corporation or its subsidiaries stated in (i) the Stockholder Agreement, (ii) the Registration Rights Agreement, dated as of February 9, 2010, among the Corporation, the Harbinger Parties and certain Stockholders, as it may be amended from time to time (the “Registration Rights Agreement”), and (iii) the Indemnification Agreement, dated as of February 9, 2010, between Russell Hobbs, Inc. and Harbinger Capital Partners Master Fund I, Ltd., as it may be amended from time to time (the “Indemnification Agreement”);

15.3 customary compensation arrangements (whether in the form of cash or equity awards), expense reimbursement, director and officer insurance coverage or indemnification arrangements (and related advancement of expenses) in each case for Directors, or the use by any such Directors, for Corporation business purposes, of vehicles, property, equipment or other assets owned or provided by the Corporation or its subsidiaries;

15.4 acquisitions of Equity Securities and/or debt instruments to the extent such acquisitions are made as part of an issuance of securities as to which the stockholders have purchase rights pursuant to Article 11 of this Certificate;

15.5 transactions between or among the Corporation and its wholly-owned subsidiaries;

15.6 payment of reasonable and customary fees and compensation to, and reasonable and customary indemnification arrangements and similar payments on behalf of, Directors;

15.7 loans and advances to officers and employees of the Corporation or any of its subsidiaries for bona fide business purposes in the ordinary course of business consistent with past practice;

15.8 any employment, consulting, service or termination agreement, or reasonable and customary indemnification arrangements, entered into by the Corporation or any of its subsidiaries, with officers and employees of the Corporation or any of its subsidiaries and the payment of compensation to officers and employees of the Corporation or any of its subsidiaries (including amounts paid pursuant to employee benefit plans, employee stock option or similar plans), in each case in the ordinary course of business; or

15.9 the acquisition of Equity Securities or debt instruments pursuant to a transaction described in Section 11.2(c) of this Certificate, so long as no Significant Stockholder purchases 10% or more of the aggregate value of the Equity Securities or debt instruments being offered in such transaction.

16. Amendments. Subject to Article 7 and Sections 5.3 and 8.6, the Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Certificate, and add other provisions authorized by the Laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable Law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other Persons whomsoever by and pursuant to this Certificate, as amended, are granted subject to the rights reserved in this Article 16; provided, however, that no action to repeal or amend

Article 6, Article 11, Article 12, Article 13, Article 14 or Article 15 of this Certificate (or any definition contained in Article 16 that is used in any such Article) or this Article 16, or the adoption of any other provision inconsistent with such Articles shall be effective (a) without the approval of a majority of the Board and a majority of the Special Nominating Committee, if the Special Nominating Committee exists, and (b) at any time when the Special Nominating Committee does not exist, without the approval of a majority of the Board and a majority of the Independent Directors then serving.

17. Definitions. Capitalized terms used but not otherwise defined in this Certificate shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise; provided, however, that for the avoidance of doubt, it is understood that any publicly traded corporation with respect to which a Significant Stockholder does not Beneficially Own a majority of the outstanding voting securities will be deemed not to be an Affiliate of such Significant Stockholder unless such Significant Stockholder has the right to elect or designate a majority of the members of the board of directors of such publicly traded corporation; provided, further, that the foregoing proviso will not apply to Harbinger Group Inc.

“Beneficial Ownership,” “Beneficially Owned” and “Beneficially Owns” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

“Capital Stock” means all shares now or hereafter authorized of any class or series of capital stock of the Corporation which has the right to participate in the distribution of the assets and earnings of the Corporation, including Common Stock and any shares of capital stock into which Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to Common Stock, including, without limitation, with respect to any stock split or stock dividend, or a successor security.

“Directors” means the members of the Board.

“Eligible Stockholder” means any Person who holds, together with its Affiliates, 5% or more of the Outstanding Voting Securities or Capital Stock into which any Outstanding Voting Securities may be converted.

“Equity Securities” means (A) Voting Securities, (B) any securities of the Corporation that are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities, and (C) any options, warrants and rights issued by the Corporation (whether presently exercisable or not) to purchase Voting Securities or convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Going-Private Transaction” means either (a) a Rule 13e-3 transaction, as such term is defined in Rule 13e-3 of the Exchange Act as in effect on the date of this Agreement, with respect to the Corporation to which such Rule 13e-3 applies or (b) regardless of whether Rule 13e-3 applies to a transaction, any transaction or series of transactions involving (i) a “purchase” (as such term is defined in Rule 13e-3 of the Exchange Act) of any equity security of the Corporation by a Significant Stockholder or a member of the Restricted Group, (ii) a tender offer for or request or invitation for tenders of an equity security of the Corporation by a Significant Stockholder or a member of the Restricted Group, or (iii) a solicitation subject to Regulation 14A by a Significant Stockholder or a member of the Restricted Group of the Exchange Act of any proxy, consent or authorization of, or a distribution subject to Regulation 14C of the Exchange Act of information statements to, any equity security holder of the Corporation by a Significant Stockholder or a member of the Restricted Group in connection with (x) a merger, consolidation, reclassification, recapitalization, reorganization or similar corporate transaction of the Corporation or between the Corporation (or its subsidiaries) and a Significant Stockholder or a member of the Restricted Group, (y) a sale of substantially all of the assets of the Corporation to a Significant Stockholder or a member of the Restricted Group (or a group in which one of such Persons is a member), or (z) a reverse stock split of any class of equity securities of the Corporation involving the purchase of fractional interests, which in the case of such clause (i), (ii) or (iii), has either a reasonable likelihood or a purpose of the Significant Stockholder (together with any other member of the Restricted Group) obtaining Beneficial Ownership of 85% or more of the Outstanding Voting Securities. Notwithstanding any of the foregoing, any and all purchases of equity securities of the Corporation by a Significant Stockholder or any member of the Restricted Group in connection with such Significant Stockholder’s or member’s exercise of its Purchase Rights under Article 11 hereof shall be deemed not to constitute a Going Private Transaction.

“Harbinger Parties” means Harbinger Capital Partners Master Fund I, Ltd., a Cayman Islands exempted company, Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership, and Global Opportunities Breakaway Ltd., a Cayman Islands exempted company, collectively.

“Independent Director” means a member of the Board who qualifies as an “independent director” of the Corporation under (a) if the Outstanding Voting Securities are, at the time of determination, listed for trading on the NYSE, Rule 303A(2) of the NYSE Listed Company Manual, (b) if the Voting Securities are, at the time of determination, listed or quoted on a securities exchange or quotation system, other than the NYSE, that has an independence requirement, the comparable rule or regulation of such securities exchange or quotation system on which the Voting Securities are listed or quoted, or (c) otherwise, Rule 303A(2) of the NYSE Listed Company Manual, assuming for this purpose that it applies to the Corporation; provided, however, that, at any time that there is a Significant Stockholder, in order for a Director to be deemed an “Independent Director,” such Director would also have to be considered an “independent director” of each Significant Stockholder under the applicable standard set forth in clause (a), (b) or (c) above, assuming for this purpose that (i) such Director was a director of a Significant Stockholder (whether or not such Director actually is or has been a director of a Significant Stockholder) and (ii) such Significant Stockholder is deemed to be listed or quoted on the same securities or quotation system that the Corporation is at the applicable time. For the avoidance of doubt, in no event shall a Director be deemed not to qualify as an Independent Director based on the fact that such Director was designated by a Significant Stockholder.

“Law” means any U.S. or non-U.S., federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).

“Outstanding Voting Securities” means at any time the then-issued and outstanding Common Stock and any other securities of the Corporation of any kind or class having power generally to vote for the election of Directors.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other similar organization or entity.

“Restricted Group” means, with respect to any Significant Stockholder, (a) such Significant Stockholder, (b) any Affiliate of such Significant Stockholder, and (c) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of the Corporation) of which such Significant Stockholder or any Person directly or indirectly controlling or controlled by such Significant Stockholder is a member.

“Significant Stockholder” means any Person who, together with its Affiliates, Beneficially Owns 40% or more of the Outstanding Voting Securities or Capital Stock into which any Outstanding Voting Securities may be converted.

“Special Approval” means the approval or recommendation of a majority of the members of the Special Nominating Committee, or, if the Special Nominating Committee has been dissolved at the applicable time, by a majority of the members of the Board who are disinterested with respect to the applicable transaction or matter.

“Special Nominating Committee” means the Committee of the Board established pursuant to Section 6.2 of this Certificate. The Special Nominating Committee shall, and shall have the authority pursuant to Section 141(a) of the DGCL to, exercise and perform the powers and duties otherwise conferred or imposed on the Board under the DGCL to take all actions and make all determinations which (a) this Certificate, (b) the By-Laws, or (c) the Stockholder Agreement, provide shall be taken or made by the Special Nominating Committee, and to enforce, amend or waive the terms of the Stockholder Agreement on behalf of the Corporation, subject to and in accordance with the provisions of the Stockholder Agreement.

“Voting Securities” means the common stock and any other securities of the Corporation of any kind or class having power generally to vote for the election of Directors.

IN WITNESS WHEREOF, the undersigned has caused this Restated Certificate of Incorporation to be duly executed in its corporate name by its duly authorized officer.

Dated: [            ], 2010

SPECTRUM BRANDS HOLDINGS, INC.

By:
Name:
Title:

Annex B

AMENDED AND RESTATED BY-LAWS

of

SPECTRUM BRANDS HOLDINGS, INC.

(A Delaware Corporation)

ARTICLE I

DEFINITIONS

As used in these By-laws, unless the context otherwise requires, the term:

1.1 “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise; provided, however, that for the avoidance of doubt, it is understood that any publicly traded corporation with respect to which the Harbinger Parties do not Beneficially Own a majority of the outstanding voting securities will be deemed not to be an Affiliate of the Harbinger Parties unless the Harbinger Parties have the right to designate a majority of the members of the board of directors of such publicly-traded corporation; provided, further, that the foregoing proviso will not apply to HGI.

1.2 “Assistant Secretary” means an Assistant Secretary of the Corporation.

1.3 “Assistant Treasurer” means an Assistant Treasurer of the Corporation.

1.4 “Beneficial Ownership,” “Beneficially Owned” and “Beneficially Owns” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

1.5 “Board” means the Board of Directors of the Corporation.

1.6 “By-laws” means the By-laws of the Corporation, as amended or restated from time to time.

1.7 “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended or restated from time to time.

1.8 “Chairman” means the Chairman of the Board.

1.9 “Chief Executive Officer” means the Chief Executive Officer of the Corporation.

1.10 “Corporation” means Spectrum Brands Holdings, Inc.

1.11 “DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

1.12 “Directors” means the members of the Board.

1.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14 “Harbinger Parties” means Harbinger Capital Partners Master Fund I, Ltd., a Cayman Islands exempted company, Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership, and Global Opportunities Breakaway Ltd., a Cayman Islands exempted company, collectively.

1.15 “HGI” means Harbinger Group Inc., a Delaware corporation.

1.16 “Independent Director” means a Director who qualifies as an “independent director” of the Corporation under (A) if the Voting Securities are, at the time of determination, listed for trading on the NYSE, Rule 303A(2) of the NYSE Listed Company Manual, (B) if the Voting Securities are, at the time of determination, listed or quoted on a securities exchange or quotation system, other than the NYSE, that has an independence requirement, the comparable rule or regulation of such securities exchange or quotation system on which the Voting Securities are listed or quoted, or (C) otherwise, Rule 303A(2) of the NYSE Listed Company Manual, assuming for this purpose that it applies to the Corporation; provided, however, that, at any time that there is a Significant Stockholder, in order for a Director to be deemed an “Independent Director,” such Director would also have to be considered an “independent director” of each Significant Stockholder under the applicable standard set forth in clause (A), (B) or (C) above, assuming for this purpose that (i) such Director was a director of a Significant Stockholder (whether or not such Director actually is or has been a director of a Significant Stockholder) and (ii) such Significant Stockholder is deemed to be listed or quoted on the same securities or quotation system that the Corporation is at the applicable time. For the avoidance of doubt, in no event shall a Director be deemed not to qualify as an Independent Director based on the fact that such Director was designated by a Significant Stockholder.

1.17 “Law” means any U.S. or non-U.S., federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).

1.18 “Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the DGCL to the contrary notwithstanding.

1.19 “Outstanding Voting Securities” means at any time the then-issued and outstanding Voting Securities.

1.20 “Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other similar organization or entity.

1.21 “President” means the President of the Corporation.

1.22 “Restricted Group” means, with respect to any Significant Stockholder, (i) such Significant Stockholder, (ii) any Affiliate of such Significant Stockholder, and (iii) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of the Corporation) of which such Significant Stockholder or any Person directly or indirectly controlling or controlled by such Significant Stockholder is a member.

1.23 “Secretary” means the Secretary of the Corporation.

1.24 “Significant Stockholder” means any Person who, together with its Affiliates, Beneficially Owns 40% or more of the Outstanding Voting Securities or Capital Stock into which any Outstanding Voting Securities may be converted.

1.25 “Special Approval” means the approval or recommendation of a majority of the members of the Special Nominating Committee (as defined in Section 6.2 of the Certificate of Incorporation) or, if the Special Nominating Committee has been dissolved at the applicable time, by a majority of the members of the Board who are disinterested with respect to the applicable transaction or matter.

1.26 “Stockholder Business” means (i) with respect to an annual meeting of Stockholders, any business brought before such meeting in accordance with Section 2.2(B)(ii), and (ii) with respect to a special meeting of Stockholders, any business brought before such meeting in accordance with Section 2.3(B).

1.27 “Stockholders” means the stockholders of the Corporation.

1.28 “Treasurer” means the Treasurer of the Corporation.

1.29 “Vice President” means a Vice President of the Corporation.

1.30 “Voting Securities” means the common stock and any other securities of the Corporation of any kind or class having power generally to vote for the election of Directors.

ARTICLE II

STOCKHOLDERS

2.1 Place of Meetings. Meetings of Stockholders may be held at such place or solely by means of remote communication or otherwise, as may be designated by the Board from time to time.

2.2 Annual Meetings.

(A) A meeting of Stockholders for the election of Directors and other business shall be held annually at such date and time as may be designated by the Board from time to time.

(B) At an annual meeting of Stockholders, only business (other than business relating to the nomination or election of Directors, which is governed by Section 3.4) that has been properly brought before the meeting of Stockholders in accordance with the procedures set forth in this Section 2.2 shall be conducted. To be properly brought before an annual meeting of Stockholders, such business must be brought before the meeting (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (a) was a Stockholder of record of the Corporation when the notice required by this Section 2.2 is delivered to the Secretary and at the time of the annual meeting, (b) is entitled to vote at the annual meeting and (c) complies with the notice and other provisions of this Section 2.2. Section 2.2(B)(ii) is the exclusive means by which a Stockholder may bring business before an annual meeting of Stockholders, except (x) with respect to nominations or elections of Directors which is governed by Section 3.4 and (y) with respect to proposals where the Stockholder proposing such business has notified the Corporation of such Stockholder’s intent to present the proposals at an annual meeting in compliance with Section 14 of the Exchange Act and such proposals have been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting, in which case the notice requirements of this Section 2.2 shall be deemed satisfied with respect to such proposals.

(C) At any annual meeting of Stockholders, all proposals of Stockholder Business must be made by timely written notice given by a Stockholder of record (the “Notice of Business”) and must otherwise be a proper matter for Stockholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at, the Office of the Corporation, addressed to the Secretary, by no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (i) the annual meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of Stockholders or (ii) no annual meeting was held during the prior year, then the notice by the Stockholder to be timely must be received (a) no earlier than 120 days before such annual meeting and (b) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual meeting of Stockholders commence a new time period (or extend any time period) for the giving of the Notice of Business.

(D) The Notice of Business must set forth:

(i) the name and record address of each Stockholder proposing Stockholder Business for an annual meeting (the “Proponent”), as they appear on the Corporation’s books;

(ii) the name and address of any Stockholder Associated Person;

(iii) as to each Proponent and any Stockholder Associated Person, (a) the class or series and number of shares of stock of the Corporation directly or indirectly held of record and beneficially owned by the Proponent or Stockholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Stockholder Business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation (a “Derivative”), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (h) any performance–related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to, based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice, and (i) with respect to any and all of the agreements, contracts, understandings, arrangements, proxies or other relationships referred to in the foregoing clauses (c) through (h), a representation that such Proponent will notify the Corporation in writing of any such agreement, contract, understanding, arrangement, proxy or other relationship that is or will be in effect as of the date of such meeting no later than five business days before the date of such meeting. The information specified in Section 2.2(D)(i) to (iii) is referred to herein as “Stockholder Information”;

(iv) a representation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(v) a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;

(vi) any material interest of the Proponent and any Stockholder Associated Person in such Stockholder Business;

(vii) a representation as to whether the Proponent intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (b) otherwise to solicit proxies or votes from Stockholders in support of such Stockholder Business; and

(viii) all other information that would be required to be filed with the Securities and Exchange Commission (“SEC”) if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act.

(E) The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 2.2, and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(F) If the Proponent (or a qualified representative of the Proponent) does not appear at the annual meeting of Stockholders to present the Stockholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.2, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the annual meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(G) “Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(H) “Stockholder Associated Person” means, with respect to any Stockholder, (i) any other beneficial owner of stock of the Corporation that is owned by such Stockholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder or such beneficial owner.

(I) “Control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(J) Nothing in this Section 2.2 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

2.3 Special Meetings.

(A) Special meetings of Stockholders may be called at any time by the Board by giving notice to each Stockholder entitled to vote at such meeting in accordance with Section 2.5 hereof. Business transacted at any special meeting of Stockholders called by the Board shall be limited to the purposes stated in the notice.

(B) Special meetings of Stockholders shall be called by the Board upon written request to the Secretary of one or more record holders of shares of stock of the Corporation representing in the aggregate not less than 25% of the total number of shares of stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting. A request to the Secretary shall be signed by the Stockholder or Stockholders, or a duly authorized agent of such Stockholder or Stockholders, requesting a special meeting (a “Special Meeting Request”). A special meeting requested by Stockholders shall be held at such date, time and place within or without the state of Delaware as may be fixed by the Board; provided, however, that the date of any such special meeting shall be not more than 90 days after the Special Meeting Request is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by Stockholders shall not be held if (i) the Special Meeting Request(s) relates to an item of business that is not a proper subject for Stockholder action under applicable law, (ii) the Special Meeting Request(s) is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iii) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”) was presented at a meeting of the Stockholders held within 90 days prior to receipt by the Corporation of such Special Meeting Request(s) (and, for purposes of this Section 2.3(B), the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (iv) the Board calls an annual or special meeting of Stockholders to be held not later than 90 days after the Secretary’s receipt of the Special Meeting Request(s) and a Similar Item is included in the Corporation’s notice as an item of business to be brought before such annual or special meeting of Stockholders, (v) a Similar Item is already included in the Corporation’s notice as an item of business to be brought before a meeting of the Stockholders that has been called but not yet held, or (vi) the Special Meeting Request(s) was made in a manner that involved a violation of Regulation 14A under the Exchange Act. A Stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked requests from Stockholders holding in the aggregate less than the requisite number of shares entitling the Stockholders to make a Special Meeting Request, the Board, in its discretion, may cancel such special meeting. Business transacted at a special meeting requested by Stockholders shall be limited to the matters described in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting matters to the Stockholders at any special meeting requested by Stockholders.

(C) The Special Meeting Request must set forth:

(i) the Stockholder Information with respect to each Stockholder proposing Stockholder Business for a special meeting (the “Requesting Person”);

(ii) the name and address of any Stockholder Associated Person;

(iii) a representation that each Requesting Person is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(iv) a brief description of the Stockholder Business desired to be brought before the special meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such Stockholder Business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business;

(v) any material interest of the Requesting Person and any Stockholder Associated Person in such Stockholder Business;

(vi) a representation as to whether the Requesting Person intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (b) otherwise to solicit proxies or votes from Stockholders in support of such Stockholder Business; and

(vii) all other information that would be required to be filed with the SEC if the Requesting Persons or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act.

(D) If the Requesting Person (or a qualified representative of the Requesting Person) does not appear at the special meeting of Stockholders to present the Stockholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.3, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(E) Nothing in this Section 2.3 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

2.4 Record Date.

(A) For the purpose of determining the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, unless otherwise required by the Certificate of Incorporation or applicable Law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than 60 days or less than ten days before the date of such meeting. Subject to Section 2.13, for the purposes of determining the Stockholders entitled to express consent to corporate action in writing without a meeting, unless otherwise required by the Certificate of Incorporation or applicable Law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than ten days after the date on which the record date was fixed by the Board. For the purposes of determining the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, exercise any rights in respect of any change, conversion or exchange of stock or take any other lawful action, unless otherwise required by the Certificate of Incorporation or applicable Law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than 60 days prior to such action.

(B) Subject to Section 2.13, if no such record date is fixed:

(i) The record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day on which notice is given or, if notice is waived, at the close of business on the day on which the meeting is held;

(ii) The record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable Law; and when prior action by the Board is required by applicable Law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board takes such prior action; and

(iii) When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof; provided, however, that the Board may fix a new record date for determination of Stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for Stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of Stockholders entitled to vote in accordance with the foregoing provisions.

2.5 Notice of Meetings of Stockholders. Whenever under the provisions of applicable Law, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the Stockholders entitled to vote at the meeting, if such date is different from the record date for determining Stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called. Unless otherwise provided by these By-laws or applicable Law, notice of any meeting shall be given, not less than ten nor more than 60 days before the date of the meeting, to each Stockholder entitled to vote at such meeting as of the record date for determining the Stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary, an Assistant Secretary or the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business that might have been transacted at the meeting as originally called may be transacted at the adjourned meeting. If, however, the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for Stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

2.6 Waivers of Notice. Whenever the giving of any notice to Stockholders is required by applicable Law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Stockholders need be specified in any waiver of notice.

2.7 List of Stockholders. The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of Stockholders, a complete, alphabetical list of the Stockholders entitled to vote at the meeting and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder; provided, however, that if the record date for determining the Stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the Stockholders entitled to vote as of the tenth day before the meeting date and the address of each such Stockholder and the number of shares registered in the name of such Stockholder. Such list may be examined by any Stockholder, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation or on a reasonably accessible electronic network as provided by applicable Law. If the meeting is to be held at a place, a list of Stockholders entitled to vote at the meeting shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection as provided by applicable Law. Except as provided by applicable Law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the list of Stockholders or to vote in person or by proxy at any meeting of Stockholders.

2.8 Quorum of Stockholders; Adjournment. Except as otherwise provided by any applicable Law or these By-laws, at each meeting of Stockholders, the presence in person or by proxy of the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote at the meeting of Stockholders shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of a majority in voting power of the shares of stock of the Corporation present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, and entitled to vote thereon may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to any of its subsidiaries shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

2.9 Voting; Proxies. At any meeting of Stockholders, all matters, except as otherwise provided by the Certificate of Incorporation, these By-laws or any applicable Law, shall be decided by the affirmative vote of a majority in voting power of shares of stock of the Corporation present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in Law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

2.10 Voting Procedures and Inspectors at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (A) ascertain the number of shares outstanding and the voting power of each, (B) determine the shares represented at the meeting and the validity of proxies and ballots, (C) count all votes and ballots, (D) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (E) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable Law. No person who is a candidate for office at an election may serve as an inspector at such election.

2.11 Conduct of Meetings; Adjournment. The Board may adopt such rules and procedures for the conduct of meetings of Stockholders as it deems appropriate. At each meeting of Stockholders, the President or, in the absence of the President, the Chief Executive Officer or, in the absence of the Chief Executive Officer, the Chairman or, if there is no Chairman or if there be one and the Chairman is absent, a Vice President and, in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President present), shall preside over the meeting. Except to the extent inconsistent with the rules and procedures as adopted by the Board, the person presiding over the meeting of Stockholders shall have the right and authority to convene, adjourn and reconvene the meeting from time to time, to prescribe such additional rules and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules and procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, (A) the establishment of an agenda or order of business for the meeting, (B) rules and procedures for maintaining order at the meeting and the safety of those present, (C) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine, (D) restrictions on entry to the meeting after the time fixed for the commencement thereof and (E) limitations on the time allotted to questions or comments by participants. The person presiding over any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, may determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, he or she shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary or, in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. If none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board and, if the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

2.12 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.

2.13 Written Consents of Stockholders Without a Meeting.

(A) Any person seeking to have the Stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. The Board shall promptly, but in all events within ten days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to Section 2.4). If no record date has been fixed by the Board by ten days after the date on which such written notice is received, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable Law, shall be as specified in Section 2.4(B)(ii).

(B) Any action to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable Law, be given to those Stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

ARTICLE III

DIRECTORS

3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these By-laws or applicable Law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

3.2 Number; Term of Office. Subject to Section 6.2(c) of the Certificate of Incorporation and the rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation to elect Directors, the Board shall initially consist of ten members and the number of Directors may thereafter be increased or decreased, from time to time, by resolution of the Board. Each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.

3.3 Classified Board of Directors. The Board shall be classified as set forth in the Certificate of Incorporation. The members of each class shall hold office until their successors are elected and qualified or until their earlier resignation, retirement, removal or death. Any Director elected to fill a vacancy shall have the same remaining term as that of his or her predecessor.

3.4 Nominations of Directors.

(A) Only persons who are nominated in accordance with the procedures set forth in this Section 3.4 are eligible for election as Directors.

(B)

(i) The Special Nominating Committee shall nominate one person for election to the Board as a Class II Director and two persons for election to the Board as Class III Directors, each of whom shall be an Independent Director, such nominations to be made by written notice delivered personally or mailed to and received at the Office of the Corporation.

(ii) The Nominating and Corporate Governance Committee (as defined in Section 6.3 of the Certificate of Incorporation) shall nominate four persons for election to the Board as Class I Directors, two persons for election to the Board as Class II Directors, and one person for election to the Board as a Class III Director, such nominations to be made by written notice delivered personally or mailed to and received at the Office of the Corporation.

(C) Except with respect to the nominations made by the Special Nominating Committee or the Nominating and Corporate Governance Committee, as applicable, pursuant to Section 3.4(B), nominations of persons for election to the Board may only be made at a meeting properly called for the election of Directors and only (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (a) was a Stockholder of record of the Corporation when the notice required by this Section 3.4 is delivered to the Secretary and at the time of the meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other provisions of this Section 3.4. Section 3.4(C)(ii) is the exclusive means by which a Stockholder may nominate a person for election to the Board. Persons nominated in accordance with Section 3.4(C)(ii) are referred to as “Stockholder Nominees”. A Stockholder nominating persons for election to the Board is referred to as the “Nominating Stockholder”.

(D) All nominations of Stockholder Nominees must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary, by the following dates:

(i) in the case of the nomination of a Stockholder Nominee for election to the Board at an annual meeting of Stockholders, no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (a) the annual meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of Stockholders or (b) no annual meeting was held during the prior year, notice by the Stockholder to be timely must be received (1) no earlier than 120 days before the date of such annual meeting and (2) no later than the later of 90 days before the date of such annual meeting and the tenth day after the date on which the notice of such annual meeting was made by mail or Public Disclosure; and

(ii) in the case of the nomination of a Stockholder Nominee for election to the Board at a special meeting of Stockholders, no earlier than 120 days before the date of such special meeting and (b) no later than the later of 90 days before the date of such special meeting and the tenth day after the date on which the notice of such special meeting was made by mail or Public Disclosure.

(E) Notwithstanding anything to the contrary, if the number of Directors to be elected to the Board at a meeting of Stockholders is increased effective after the time period for which nominations would otherwise be due under this Section 3.4 and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least 100 days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.

(F) In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.

(G) The Notice of Nomination shall set forth:

(i) the Stockholder Information with respect to each Nominating Stockholder and Stockholder Associated Person;

(ii) a representation that each Stockholder nominating a Stockholder Nominee is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

(iii) all information regarding each Stockholder Nominee and Stockholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected;

(iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Stockholder, Stockholder Associated Person or any person acting in concert therewith, was the “registrant” for purposes of such rule and the Stockholder Nominee was a director or executive of such registrant;

(v) with respect to any and all of the agreements, contracts, understandings, arrangements, proxies or other relationships referred to in the foregoing subclauses (iii) and (iv), a representation that such Nominating Stockholder will notify the Corporation in writing of any such agreement, contract, understanding, arrangement, proxy or other relationship that are or will be in effect as of the date of such annual meeting no later than five business days before the date of such meeting;

(vi) a representation as to whether such Nominating Stockholder intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (b) otherwise to solicit proxies or votes from Stockholders in support of such nomination;

(vii) all other information that would be required to be filed with the SEC if the Nominating Stockholders and Stockholder Associated Person were participants in a solicitation subject to Section 14 of the Exchange Act; and

(viii) any other information requested by the Corporation of either the Nominating Stockholder or the Stockholder Nominee as the Corporation may reasonably require to determine the eligibility of such Stockholder Nominee to serve as a Director; provided, that such request must be made within five business days of the Corporation’s receipt of the Notice of Nomination.

(H) If the Nominating Stockholder or Stockholder Nominee (as applicable) does not provide the information required by Section 3.4(G)(viii) within ten business days after the Corporation’s request, then such Nominating Stockholder’s proposal shall be disregarded. In addition, the person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a Stockholder Nominee was not made in accordance with the procedures set forth in this Section 3.4 and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

(I) If the Stockholder (or a qualified representative of the Stockholder) does not appear at the applicable meeting of Stockholders to nominate the Stockholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3.4, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(J) Nothing in this Section 3.4 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

3.5 Resignation. Any Director may resign at any time by notice given in writing or by electronic transmission to the Secretary. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified.

3.6 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places as may be determined from time to time by the Board or its Chairman.

3.7 Special Meetings. Special meetings of the Board may be held at such times and at such places as may be determined by the Chairman, the Chief Executive Officer or the President on at least 24 hours’ notice to each Director given by one of the means specified in Section 3.9 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any two or more Directors.

3.8 Telephone Meetings. Board or Board committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by a Director in a meeting pursuant to this Section 3.8 shall constitute presence in person at such meeting.

3.9 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

3.10 Notice Procedure. Subject to Sections 3.7 and 3.11 hereof, whenever notice is required to be given to any Director by applicable Law, the Certificate of Incorporation or these By-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such Director at such Director’s address as it appears on the records of the Corporation, telegram, telecopy or by other means of electronic transmission.

3.11 Waiver of Notice. Whenever the giving of any notice to Directors is required by applicable Law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the Director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board or committee meeting need be specified in any waiver of notice.

3.12 Organization. At each meeting of the Board, the Chairman or, in his or her absence, another Director selected by the Board shall preside. The Secretary shall act as secretary at each meeting of the Board. If the Secretary is absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

3.13 Quorum of Directors. The presence of a majority of the Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

3.14 Action by Majority Vote. Except as otherwise expressly required by these By-laws or the Certificate of Incorporation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

3.15 Action Without Meeting. Unless otherwise restricted by these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE IV

COMMITTEES OF THE BOARD

The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable Law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board. Unless the Board provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board provides otherwise, each committee designated by the Board may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article III.

ARTICLE V

OFFICERS

5.1 Positions; Election. The officers of the Corporation shall be a Chairman, a Chief Executive Officer, a President or number of Presidents, a Secretary, a Treasurer and any other officers as the Board may elect from time to time, who shall exercise such powers and perform such duties as shall be determined by the Board from time to time. Any number of offices may be held by the same person.

5.2 Term of Office. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The election or appointment of an officer shall not of itself create contract rights.

5.3 Chairman. The Chairman shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

5.4 Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the control of the Board, shall in general determine the direction and goals of the Corporation and supervise and control all of the business, operations and affairs of the Corporation. The Chief Executive Officer shall have authority, subject to such rules as may be prescribed by the Board, to appoint such agents and employees of the Corporation as the Chief Executive Officer may deem necessary, to prescribe their powers and duties, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the Chief Executive Officer. The Chief Executive Officer shall have authority, co-equal with the Chairman of the Board, to sign, execute and acknowledge, on behalf of the Corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the Corporation’s regular business, or which shall be authorized by resolution of the Board; and, except as otherwise provided by any applicable Law or by the Board, the Chief Executive Officer may authorize any President or Vice President or any other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in the Chief Executive Officer’s place and stead.

5.5 President. The President (or in the event there is more than one President, reference under these By-Laws shall refer to any President (to the extent the context requires)) shall have general supervision over the business of the Corporation and other duties incident to the office of President, and any other duties as may from time to time be assigned to the President by the Chief Executive Officer or the Board and subject to the control of the Chief Executive Officer or the Board in each case. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable Law otherwise to be signed or executed.

5.6 Vice Presidents. Vice Presidents shall have the duties incident to the office of Vice President and any other duties that may from time to time be assigned to the Vice President by the Chief Executive Officer, the President or the Board. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable Law otherwise to be signed or executed.

5.7 Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders, record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose and perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and perform such other duties as may be prescribed by the Board or by the President. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary or an Assistant Secretary, shall have authority to affix the same on any instrument that may require it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Chief Executive Officer, the President, the Treasurer or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, see that the reports, statements and other documents required by applicable Law are properly kept and filed and, in general, perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board, the Chief Executive Officer or the President.

5.8 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever, deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board, against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed, regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation, have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same, render to the Chief Executive Officer, the President or the Board, whenever the Chief Executive Officer, the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation, disburse the funds of the Corporation as ordered by the Board and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board, the Chief Executive Officer or the President.

5.9 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, the Chief Executive Officer or the President.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

6.2 Advancement of Expenses. To the extent not prohibited by applicable Law, the Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable Law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

6.3 Claims.

(A) To the extent not prohibited by applicable Law, if a claim for indemnification or advancement of expenses under this Article VI is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. To the extent not prohibited by applicable Law, in any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable Law.

(B) In any suit brought by a Covered Person seeking to enforce a right to indemnification hereunder (but not a suit brought by a Covered Person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the Covered Person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable Law. With respect to any suit brought by a Covered Person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such Covered Person is proper in the circumstances because such Covered Person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such Covered Person has not met such applicable standards of conduct, shall create a presumption that such Covered Person has not met the applicable standards of conduct or, in a case brought by such Covered Person seeking to enforce a right to indemnification, be a defense to such suit.

(C) In any suit brought by a Covered Person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses or the Covered Person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VI or otherwise.

6.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of these By-laws, the Certificate of Incorporation, agreement, vote of Stockholders or disinterested Directors or otherwise.

6.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person actually collects as indemnification or advancement of expenses from such other entity or enterprise; provided, however, that no Covered Person shall be required to seek recovery from any other entity or enterprise.

6.6 Amendment or Repeal. Notwithstanding anything to the contrary contained herein, any repeal or amendment of this Article VI by changes in Law (or otherwise), or the adoption of any other provision of these By-laws inconsistent with this Article VI, will, unless otherwise required by Law, be prospective only (except to the extent such amendment or change in Law permits the Corporation to provide broader rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection of a Covered Person existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision, regardless of when the applicable action, suit or proceeding in respect of which such right or protection is sought is commenced and regardless of when such right or protection is sought.

6.7 Other Indemnification and Prepayment of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

TAG ALONG RIGHTS

Until the earlier of (i) [______ ___, 2012],1 and (ii) the date on which Persons who Beneficially Own 5% or more of the Outstanding Voting Securities shall no longer Beneficially Own, in the aggregate, 65% or more of the Outstanding Voting Securities, no Stockholder, together with its Affiliates (a “Selling Stockholder”), shall consummate, or enter into any agreement providing for a sale, assignment, pledge, hypothecation, encumbrance, disposition or gift (each, a “Transfer”) of 50% or more of the then-outstanding Voting Securities, in one or a series of related transaction (a “Control Share”) (other than a Transfer to an Affiliate of such Stockholder), unless, prior to the consummation of such transaction, the Person who is acquiring the Control Share in such Transfer offers each other Stockholder the opportunity to Transfer all of the Voting Securities held by such Stockholder for the same per share consideration that is being paid to the Selling Stockholder for its Control Share, and on other terms and conditions (including timing of payouts) no less favorable than those being offered to the Seller Stockholder. Notwithstanding anything to the contrary set forth herein, so long as the Harbinger Parties Beneficially Own 40% or more of the outstanding voting securities of HGI, the provisions of this Article VII shall not apply to any Transfer of Voting Securities to HGI or any of its subsidiaries by the Harbinger Parties or any other members of their Restricted Group. To the extent that any certificates are issued in respect of Voting Securities, each certificate representing Voting Securities shall be endorsed with a legend reflecting the rights set forth in this Article VII.

ARTICLE VIII

GENERAL PROVISIONS

8.1 Certificates Representing Shares. Shares of stock of the Corporation may be represented by certificates, and shares may be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. If shares are represented by certificates (if any) such certificates shall be in the form approved by the Board. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

[1]	Date will be two years from the closing date of the Mergers.

8.2 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

8.3 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his or her legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

8.4 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable Law.

8.5 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

8.6 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board.

8.7 Amendments. Except as otherwise expressly provided for herein, these By-laws may be amended or repealed and new By-laws may be adopted by the Board; provided, that the Stockholders may make additional By-laws and may alter and repeal any By-laws whether such By-laws were originally adopted by them or otherwise; provided, however, that no action by the Board to repeal or amend Section 2.3(B), Section 3.2, Section 3.4(B), this Section 8.7, Article IV or Article VII (or any definition contained in Article I that is used in any such Section or Article), or the adoption of any other provision of these By-laws inconsistent with such Sections and Articles, shall be effective (i) without the approval of a majority of the Board and a majority of the Special Nominating Committee, if the Special Nominating Committee exists, and (ii) at any time when the Special Nominating Committee does not exist, without the approval of a majority of the Board and a majority of the Independent Directors then serving.

8.8 Conflict with Applicable Law or Certificate of Incorporation. These By-laws are adopted subject to any applicable Law and the Certificate of Incorporation. Whenever these By-laws may conflict with any applicable Law or the Certificate of Incorporation, such conflict shall be resolved in favor of such Law or the Certificate of Incorporation.